GENERAL INFORMATION	12 Months Ended
Dec. 31, 2022
General Information
GENERAL INFORMATION

NOTE 1: GENERAL INFORMATION

1.1 General information of the Company

The Company is a fully integrated power company in Argentina, which directly and through its subsidiaries, participates in the electric energy and gas value chains.

In the generation segment, the Company, directly and through its subsidiaries and joint ventures, has a 5,088 MW installed capacity as of December 31, 2022, which represents approximately 12% of Argentina’s installed capacity, and being one of the four largest independent generators in the country. Additionally, the Company is currently undergoing a process to expand its installed capacity by an additional 437.5 MW.

In the oil and gas segment, the Company develops an important activity in gas and oil exploration and production, with operations in 13 production areas and 5 exploratory areas reaching a production level of 9.8 million m3/day of natural gas and 5.3 thousand boe/day of oil in Argentina, as of December 31, 2022. Its main natural gas production blocks are located in the Provinces of Neuquén and Río Negro.

In the petrochemicals segment, operations are located in Argentina, where the Company operates 2 high-complexity plants producing styrene, synthetic rubber and polystyrene, with a domestic market share ranging between 94% and 100%.

Finally, through the holding and others segment, the Company participates in the electricity transmission and oil and gas transportation businesses. In the transmission business, the Company jointly controls Citelec, which has a controlling interest in Transener, a company engaged in the operation and maintenance of a 21,697 km high-voltage electricity transmission network in Argentina with an 86% share in the Argentine electricity transmission market. In the gas transportation business, the Company jointly controls CIESA, which has a controlling interest in TGS, a company holding a concession for the transportation of natural gas with 9,233 km of gas pipelines in the center, west and south of Argentina, and which is also engaged in the processing and sale of natural gas liquids through the Cerri Complex, located in Bahía Blanca, in the Province of Buenos Aires, in addition to shale gas transportation and conditioning at Vaca Muerta. Besides, the Company owns a 30.1% indirect interest in OCP, licensee company of an oil pipeline in Ecuador that has a transportation capacity of 450 thousand barrels/day. Additionally, the segment includes advisory services provided to related companies.

1.2 Economic context

The Company operates in a complex economic context which main variables experience volatility as a result of political and economic events both in the domestic and international spheres.

At the domestic level, in the first quarter of 2022 Argentina and the International Monetary Fund reached an agreement defining tax and monetary goals for the country and agreeing on the refinancing of debt maturities. However, monthly inflation levels and depreciation of the peso against the U.S. dollar have remained high, and exchange restrictions have remained in force and even tightened (see Note 2.5), continuing to affect the foreign currency value.

At the international level, Russia’s invasion to Ukraine in early 2022 entailed an important global destabilization factor, which mainly resulted in lower growth expectations and increased inflation due to increased prices of food and energy (mainly oil and natural gas).

The increase in international energy prices may adversely affect Argentina’s fiscal balance. In this respect, it is worth highlighting that the Argentine Government, aiming to substitute fuel imports and strengthen the domestic supply, has promoted a project of the construction of the Néstor Kirchner Gas Pipeline, which would allow for increasing transportation capacity by 24 million cubic meters of gas per day through the installation and mounting of a total 1,020 km pipeline, in two stages: the first one, providing for the construction of 553 kilometers to supply the Buenos Aires metropolitan area, and the second, for the construction of 467 additional kilometers to supply large urban centers in central and northern Argentina with unconventional gas generated in the Vaca Muerta block, in the Province of Neuquén. In 2022, ENARSA tendered and awarded the different tranches making up the first stage of the gas pipeline to the companies in charge of its construction, with an estimated US$ 1,500 million cost to be financed with national treasury funds and the wealthiest segment’s solidarity contribution. As of the issuance of these Consolidated Financial Statements, the first construction stage is underway, and commissioning is expected for June 2023 —concurrently with the peak winter demand, with an associated transportation capacity of 11 million cubic meters of gas per day. In addition to the original scheme, ENARSA decided to incorporate the construction and installation of two turbochargers that would allow for increasing capacity to 20 million cubic meters of gas per day for the first stage. In parallel, the Government announced the extension of Gas Plan (see Note 2.2.4.1.2) to provide producing companies with the incentives and terms necessary to make investments allowing for the gas production increase required to inject and fill the pipeline from June 2023.

Regarding the energy industry, the sustained inflation increase and increased political-economic uncertainty have affected the electricity distribution company’s payment chain, added to deferrals in the National Treasury contributions, as a result of which CAMMESA has recorded delays in payment terms to generators and hydrocarbon producers exceeding 90 days in August 2022. Moreover, on June 16, 2022, PEN Executive Order No. 332/22 established a subsidies segmentation system for electricity and natural gas utility residential customers. Under it, the Argentine Government, which currently covers an average of 70% of the cost of energy, has launched an initiative to reach fairer and more reasonable tariffs with a subsidies reduction and distribution scheme based on each household’s economic capacity, providing that the highest-income segment should verify a gradual subsidies’ reduction until fully covering the cost of energy by the end of 2022.

The Argentine economy registered a cumulative growth of 6.4% and 10.8% in the Gross Domestic Product in the third quarter of 2022 and 2021, respectively, a 94.8% and 50.9% cumulative inflation (CPI) for fiscal years 2022 and 2021, respectively, and a 72.5% and 22.1% depreciation of the peso against the U.S. dollar for 2022 and 2021, respectively, according to BNA’s exchange rate.

The context of volatility and uncertainty continues as of the date of issuance of these Consolidated Financial Statements.

The Company’s Management permanently monitors the evolution of the variables affecting its business to define its course of action and identify potential impacts on its assets and financial position.

The Company’s financial statements should be read in the light of these circumstances.